EXHIBIT 10.13
                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (this "Agreement") is made as of January 26, 2005 between Barrington Bank International Limited, a Bahamian banking company (hereinafter referred to as "Secured Party"), and Adsero Corp., a corporation existing under the laws of the State of Delaware (hereinafter referred to as "Debtor").

         WHEREAS, Teckn-O-Laser Company, a Nova Scotia unlimited liability company (the "Borrower") is the borrower under that certain loan agreement in the principal amount of Cdn.$2,000,000 by and among, INTER ALIA, the Borrower, as borrower, and Secured Party, as lender (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Agreement") and collectively with the various documents and instruments evidencing the terms of such financings, the "Loan Documents");

         WHEREAS Debtor has issued to Secured Party (on a joint and several basis with certain of its Affiliates) a guaranty dated as of even date herewith, pursuant to which, INTER ALIA, Debtor has guaranteed the obligations of the Borrower under the Loan Documents (as amended, restated or supplemented from time to time, the "Guaranty"); and

         WHEREAS Debtor has also agreed to execute this Agreement in favor of Secured Party as security for all amounts owing at any time and from time to time by Debtor under the Guaranty and the other Obligations (as defined in Section 2(b) hereof);

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Debtor and, by its acceptance hereof, Secured Party hereby agree as follows:

1. RECITALS. The foregoing recitals are hereby incorporated herein by reference as though set forth at length herein, and form an integral part of this Agreement.

2. GRANT OF SECURITY INTEREST; OBLIGATIONS SECURED.

         (a) Debtor hereby grants to Secured Party a lien on and security interest in, and right of set-off against all right, title and interest of Debtor, whether now owned or existing or hereafter created, acquired or arising, in and to all personal property of Debtor, including without limitation all of the following:

         (i) Accounts (including Health-Care-Insurance Receivables, if any);

         (ii)     Chattel Paper;

         (iii)    Instruments (including Promissory Notes);

         (iv)     Documents;

         (v)      General Intangibles (including Payment Intangibles and
                  Software);

         (vi)     Letter-of-Credit Rights;

         (vii)    Supporting Obligations;

         (viii)   Deposit Accounts;

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         (ix)     Investment Property (including certificated and uncertificated
                  Securities), Securities Accounts, Security Entitlements, Commodity Accounts, and Commodity Contracts;

         (x)      Inventory;

         (xi) Equipment (including all software, whether or not the same constitutes embedded software, used in the operation thereof);

         (xii)    Money;

         (xiii)   Fixtures;

         (xiv) All rights to merchandise and other goods (including rights to returned or repossessed Goods and rights of stoppage in transit) which is represented by, arises from, or relates to any of the foregoing;

         (xv) All personal property and interests in personal property of Debtor of any kind or description now held by Secured Party or at any time hereafter transferred or delivered to, or coming into the possession, custody, or control of, Secured Party, or any agent or affiliate of Secured Party, whether expressly as collateral security or for any other purpose (whether for safekeeping, custody, collection or otherwise), and all dividends and distributions on or other rights in connection with any such property;

         (xvi) All supporting evidence and documents relating to any of the foregoing, including, without limitation, computer programs, disks, tapes and related electronic data processing media, and all rights of Debtor to retrieve the same from third parties, written applications, credit information, account cards, payment records, correspondence, delivery and installation certificates, invoice copies, delivery receipts, notes, and other evidences of indebtedness, insurance certificates and the like, together with all books of account, ledgers, and cabinets in which the same are reflected or maintained;

         (xvii) All Accessions and additions to, and substitutions and replacements of, any and all of the foregoing; and

         (xviii) All Proceeds and products of the foregoing, and all insurance of the foregoing and proceeds thereof;

all of the foregoing being herein sometimes referred to as the "Collateral". All terms which are used herein that are defined in the Uniform Commercial Code of the State of New York. ("UCC") shall have the same meanings herein as such terms are defined in the UCC, unless this Agreement shall otherwise specifically provide. For purposes of this Agreement, the term "Receivables" means all rights to the payment of a monetary obligation, whether or not earned by performance, and regardless of whether evidenced by an Account, Chattel Paper, Instrument or a General Intangible.

         (b) This Agreement is made and given to secure, and shall secure, the prompt payment and performance when due of (i) any and all indebtedness, obligations and liabilities of Debtor to Secured Party under or in connection with the Guaranty and any other document, agreement or instrument, whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired and (ii) any and all expenses

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and charges, legal (including, without limitation, attorneys' fees) or otherwise, suffered or incurred by Secured Party and its agents and representatives, in collecting or enforcing any of such indebtedness, obligations and liabilities or in realizing on or protecting or preserving any security therefor, including, without limitation, the Lien granted hereby (all of the indebtedness, obligations, liabilities, expenses and charges described in
(i) and (ii) above being hereinafter referred to as the "Obligations").

         (c) Notwithstanding anything in this Agreement to the contrary, the right of recovery against Debtor under this Agreement shall not exceed $1.00 less than the lowest amount which would render Debtor's obligations under this Agreement void or voidable under applicable law, including fraudulent conveyance laws such as 11 U.S.C. ss.548 and any corresponding federal, state or provincial law.

3. COVENANTS, AGREEMENTS, REPRESENTATIONS AND WARRANTIES. Debtor hereby covenants and agrees with, and represents and warrants to, Secured Party that:

         (a) Debtor's organizational registration number is set forth on Schedule A attached hereto, and its chief executive office and principal place of business located at the address listed on Schedule A attached hereto. Debtor has no other executive offices or places of business other than those listed on Schedule A. The Collateral owned or leased by Debtor is and shall remain in Debtor's possession or control at the location listed on Schedule A (collectively the "Permitted Collateral Locations"), except as to any Collateral sold or otherwise disposed of as permitted under this Agreement, including the last sentence of this paragraph. If for any reason any Collateral is at any time kept or located at a location other than a Permitted Collateral Location, Secured Party shall nevertheless have and retain a Lien on and security interest therein. Debtor shall not move its chief executive office or maintain a place of business other than at a Permitted Collateral Location or permit any Collateral to be located at a location other than a Permitted Collateral Location (other than as specified in the second sentence of this paragraph), in each case without first providing Secured Party at least 30 days prior written notice thereof.

         (b) Debtor's legal name and state of organization is correctly set forth in the first paragraph of this Agreement. Debtor shall not change its legal name or transact business under any other trade name without first providing Secured Party at least 30 days prior written notice thereof.

         (c) The Collateral and every part thereof is and shall be free and clear of all security interests, Liens (other than Permitted Liens and the Lien granted hereunder) of every kind, nature and description and whether voluntary or involuntary. Debtor shall warrant and defend the Collateral against any claims and demands of all parties at any time claiming the same or any interest in the Collateral adverse to Secured Party (other than Permitted Liens ).

         (d) Debtor agrees it will not waste or destroy the Collateral or any part thereof and will not be negligent in the care or use of any Collateral, except to the extent that, in the reasonable business judgment of Debtor, any such Collateral is no longer necessary for the proper conduct of the business of Debtor. Debtor agrees it will not use, manufacture, sell or distribute any Collateral in violation of any statute, ordinance or other governmental requirement. Debtor will

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perform in all material respects its obligations under any contract or other agreement constituting part of the Collateral, it being understood and agreed that Secured Party has no responsibility to perform such obligations.

         (e) Subject to any restrictions in or pursuant to this Agreement and any other document, agreement or instrument between Debtor and Secured Party, Debtor agrees it will not, without Secured Party's prior written consent, sell, assign, mortgage, lease or otherwise dispose of the Collateral or any interest therein, except for sales of inventory in the ordinary course of business pursuant to Section 6(b).

         (f) Debtor will at all times allow Secured Party and its representatives free access to and right of inspection of the Collateral and all books and records of Debtor relating to the Collateral, at such reasonable times during normal business hours, and upon reasonable notice and intervals as Secured Party may designate. Without in any way limiting the preceding sentence, during reasonable business hours and upon reasonable notice and intervals, Secured Party or its agents shall have the right to examine its Collateral and review and copy any and all information and data relating to such property, or to any related transactions, wherever and however such information and data may be stored. In the event that the use of a computer system is required for access to which Secured Party is entitled, including without limitation, access to any premises, place, Collateral, books of account, records, reports, information or data, it shall allow Secured Party the use of its computer system for such purpose and shall provide reasonable assistance in that regard, including, without limitation, making known to Secured Party any password, access number or other code required for such access. If for any reason the information and data cannot be accessed and retrieved at its premises, Secured Party may remove the medium in which such information or data is stored from such premises to any other place for the purpose of giving Secured Party the opportunity to retrieve, record or copy such information and data. Secured Party shall be entitled to reproduce and retain a copy of any such information and data in any format whatsoever. If any of the above items is in the possession of a third party, Debtor shall take all reasonable steps to allow Secured Party the access and retrieval to which it is entitled.

         (g) If any Collateral is in the possession or control of any agents or processors of Debtor and Secured Party so requests, Debtor agrees to notify such agents or processors in writing of Secured Party's security interest therein and instruct them to, and use their best efforts to obtain agreements that they will, hold all such Collateral for Secured Party's account and subject to Secured Party's instructions. Debtor will, upon the request of Secured Party, authorize and instruct all bailees and any other parties, if any, at any time processing, labeling, packaging, holding, storing, shipping or transferring all or any part of the Collateral to permit Secured Party and its representatives during normal business hours and upon reasonable notice and intervals to examine and inspect any of the Collateral then in such party's possession and to verify from such party's own books and records any information concerning the Collateral or any part thereof which Secured Party or its representatives may seek to verify. As to any premises not owned by Debtor wherein any of the Collateral is located, if any, Debtor shall, upon Secured Party's request, use all commercially reasonable efforts to cause each party having any right, title or interest in, or Lien on, any of such premises to enter into an agreement whereby such party disclaims any right, title and interest in, and Lien on, the Collateral, allowing the removal of such

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Collateral by Secured Party or its agents or representatives and otherwise in form and substance reasonably acceptable to Secured Party.

         (h) Upon Secured Party's reasonable request, Debtor agrees from time to time to deliver to Secured Party such evidence of the existence, identity and location of its Collateral and of its availability as collateral security pursuant hereto (including, without limitation, schedules describing all Receivables created or acquired by Debtor, copies of customer invoices or the equivalent and original shipping or delivery receipts for all merchandise and other goods sold or leased or services rendered by it, together with Debtor's warranty of the genuineness thereof, and reports stating the book value of its Inventory and Equipment by major category and location), in each case as Secured Party may reasonably request. Further to paragraph (g), Secured Party shall have the right to verify all or any part of the Collateral in any reasonable manner, and through any reasonable medium, and Debtor agrees to furnish all assistance and information, and perform any acts, which Secured Party may reasonably require in connection therewith.

         (i) Debtor shall keep all of its assets and property insured and shall maintain commercial general liability coverage, and such other coverages required by the Senior Loan Documents (including, but not limited to, earthquake coverage and insurance against flood), by insurers, in amounts and in the form specified in the Senior Loan Documents. Upon request of Secured Party, Debtor shall provide certificates relating to such policies and/or copies of such policies (including any amendments, renewals, or modifications thereto), as requested by Secured Party. At the request of Secured Party at any time when there are any Obligations outstanding, Secured Party shall be named as an additional insured and as a loss payee under Debtor's insurance policies, subject to the rights of the Senior Lender. In case of loss or damage by fire or other casualty, Debtor shall give prompt written notice thereof to the insurers and to Secured Party and, casualty insurance proceeds that are not applied to reduce the Senior Loan or restore the assets in accordance with the Senior Loan Documents shall be applied to reduce the Obligations or restore the assets as determined by Secured Party.

         (j) Debtor will comply in all material respects with the terms and conditions of any and all leases, easements, right-of-way agreements and other agreements binding upon Debtor or affecting the Collateral, in each case which cover the premises wherein the Collateral is located, and any orders, ordinances, laws or statutes of any city, state or other governmental entity, department or agency having jurisdiction with respect to such premises or the conduct of business thereon.

         (k) Schedule B attached hereto contains a true, complete, and current listing of all copyrights, copyright applications, trademarks, trademark rights, tradenames, patents, patent rights or licenses, patent applications and other intellectual property rights owned by Debtor, whether or not registered with any governmental authority, including without limitation the U.S. Copyright Office or the U.S. Patent and Trademark Office. Debtor shall promptly notify Secured Party in writing of Debtor's acquisition of any additional intellectual property rights after the date hereof, or the acquisition or development of any other intellectual property rights that (when acquired or developed) do not become subject to a perfected security interest in favor of Secured Party. Debtor shall submit to Secured Party a supplement to Schedule B to reflect such additional intellectual property rights acquired or developed by Debtor (provided Debtor's failure to do so shall not impair Secured Party's security interest therein).

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         (l) Debtor agrees to execute and deliver to Secured Party (or authorize
Secured Party to file, in the case of (i) below, as described below in this paragraph) such further agreements, assignments, instruments and documents, and to do all such other things, as Secured Party may reasonably deem necessary or appropriate to assure Secured Party its Lien hereunder, and the ability to enforce its rights hereunder, including without limitation, (i) such financing statements or other instruments and documents as Secured Party may from time to time reasonably require to comply with the UCC and any other applicable law, and
(ii) such assignment agreements as Secured Party may from time to time reasonably require with respect to the intellectual property in Section 3(j) to comply with the filing requirements of the United States Patent and Trademark Office and the United States Copyright Office, and (iii) such control agreements with respect to all Deposit Accounts, Securities Accounts, Letter-of-Credit Rights, and electronic Chattel Paper. Debtor agrees to use all commercially reasonable efforts to cause the relevant depository institutions, financial intermediaries, letter of credit issuers and other relevant Persons (as defined in Section 3(o)(vii)) or entities to execute and deliver such control agreements, as Secured Party may from time to time reasonably require. Debtor hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by Secured Party without notice thereof to Debtor wherever Secured Party in its sole discretion desires to file the same. Debtor hereby authorizes Secured Party to file any and all financing statements covering the Collateral or any part thereof as Secured Party may require, including financing statements describing the Collateral as "all assets now or hereinafter acquired" or "all personal property" or words of like meaning. Secured Party may order lien searches from time to time against Debtor and the Collateral, and Debtor shall promptly reimburse Secured Party for all reasonable costs and expenses incurred in connection with such lien searches. In the event for any reason the law of any jurisdiction other than New York or Delaware becomes or is applicable to the Collateral or any part thereof, or the respective rights and/or priorities therein, or to any of the Obligations, Debtor agrees to execute and deliver all such instruments and documents and to do all such other things as Secured Party deems necessary or appropriate to preserve, protect and enforce the security interest and relative priority of Secured Party and Secured Party's security interest under the laws of such other jurisdiction.

         (m) On failure of Debtor to perform any of the covenants and agreements herein contained, Secured Party may, at its option, perform the same and in so doing may expend such sums as Secured Party deems advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, Liens, reasonable expenditures made in defending against any adverse claims, and all other expenditures which Secured Party may be compelled to make by operation of law or which Secured Party may make by agreement or otherwise for the protection of the security hereof. All such sums and amounts so expended shall be repayable by Debtor immediately upon demand, shall constitute additional Obligations secured hereunder, and shall bear interest from the date said amounts are expended at the rate per annum equal to the annual rate at which interest accrued under the Loan Agreement during the existence of a Default (being hereinafter referred to as the "Default Rate" for such Obligation). No such performance of any covenant or agreement by Secured Party on behalf of Debtor, and no such advancement or expenditure therefor, shall relieve Debtor of any default under the terms of this Agreement or in any way obligate Secured Party to take any further or future action with respect thereto. Secured Party in making any payment hereby

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authorized may do so according to any bill, statement, or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement, or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, or title or claim. Secured Party in performing any act hereunder shall be the sole judge of whether Debtor is required to perform the same under the terms of this Agreement.

         (n) Each of the Accounts, Chattel Paper, Instruments and Documents constituting Collateral is genuine and enforceable in accordance with its terms against the party obligated to pay thereunder (individually, an "Account Debtor" and collectively, the "Account Debtors").

         (o) The amount represented by Debtor to Secured Party from time to time as owing by each of its Account Debtors to the best of Debtor's knowledge is the correct amount actually and unconditionally owing by such Account Debtor or Account Debtors, save and except for normal cash discounts where applicable and a reasonable reserve for bad debts.

         (p) Unless compliance with the following covenants is waived by Secured Party in writing or unless non-compliance with any such covenants is otherwise consented to by Secured Party in writing, Debtor covenants and agrees that:

                  (i) it shall maintain its corporate existence in good standing as a Delaware corporation and shall ensure that it has, at all times, full power and corporate authority to carry on the activities conducted by it and to perform its obligations under this Agreement;

                  (ii) it shall keep the Collateral in good working order and condition, normal wear and tear excepted;

                  (iii) it shall not use the Collateral in violation of this Agreement or any other agreement relating to its Collateral or any policy insuring its Collateral or any applicable statute, law, by-law, rule, regulation, court order or ordinance;

                  (iv) it shall promptly notify Secured Party of:

                           (A) any claim, Lien or charge made or asserted
                  against any of the Collateral; and

                           (B) any suit, action or proceeding affecting any of
                  its Collateral;

         and it shall, at its own expense, defend its Collateral against any and all such claims, Liens, or charges and against any and all such suits, actions or proceedings;

                  (v) it shall give immediate written notice to Secured Party of any failure of Debtor in payment or performance of obligations due to it which may have a material adverse effect with respect to Secured Party's rights in its Collateral;

                  (vi) Debtor shall at all times keep, or cause to be kept, accurate and complete records of the Collateral as well as proper books of account for its business all in accordance with U.S. generally accepted accounting principles, consistently applied, and shall maintain the currency of registration of its intellectual property rights; and

                  (vii) it shall not change the nature of its business; amalgamate, combine, merge or consolidate with or into any Person, or change its incorporating jurisdiction, or permit

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         all of or a substantial portion of its property to become the property of any other Person, whether in one or a series of transactions, and it shall not do any act or thing that would materially adversely affect its business, property, prospects or financial condition or permit any corporation of which it is the majority shareholder to do any of the foregoing. For purposes of this Agreement, a "Person" means a natural person or a legal person, including without limitation a trust, business trust, corporation, partnership, limited liability company, non-stock entity, or any other entity of any type.

4. SPECIAL PROVISIONS RE: RECEIVABLES.

         (a) As of the time any Receivable becomes subject to the security interest provided for hereby and at all times thereafter, Debtor shall be deemed to have warranted as to each and all of its Receivables that all warranties of Debtor set forth in this Agreement are true and correct in all material respects with respect to each such Receivable; that each of its Receivables and all papers and documents relating thereto are genuine and in all material respects what they purport to be; that each of its Receivables is valid and subsisting; and that no surety bond was required or given in connection with such Receivable or the contracts or purchase orders out of which the same arose.

         (b) If any Receivable arises out of a contract with the United States of America or any of its departments, agencies or instrumentalities, the relevant Debtor agrees to, at the request of Secured Party, execute whatever instruments and documents are required by Secured Party in order that such Receivable shall be assigned to Secured Party and that proper notice of such assignment shall be given under the federal Assignment of Claims Act, any successor statute or any similar statute relating to the assignment of such Receivables.

         (c) Unless and until an default occurs and is continuing hereunder, under the Guaranty or under any other document, agreement or instrument involving Debtor and/or Borrower or any of their Affiliates and Secured Party (each, an "Event of Default"), any merchandise or other goods which are returned by a customer or account debtor or otherwise recovered may be resold by Debtor in the ordinary course of its business as presently conducted in accordance with
Section 6(b) hereof. Upon the occurrence and during the continuation of an Event of Default, such merchandise and other goods shall be set aside at the request of Secured Party and held by Debtor as trustee for Secured Party and shall remain part of the Collateral. Unless and until such an Event of Default occurs and is continuing, Debtor may settle and adjust disputes and claims with its customers and account debtors, handle returns and recoveries and grant discounts, credits and allowances in the ordinary course of its business as presently conducted for amounts and on terms which Debtor in good faith considers advisable. Upon the occurrence and during the continuation of an Event of Default, if Secured Party so requests, Debtor shall notify Secured Party promptly of all returns and recoveries and, on Secured Party's request, deliver any such merchandise or other goods to Secured Party. Upon the occurrence and during the continuation of an Event of Default, at Secured Party's request Debtor shall also notify Secured Party promptly of all disputes and claims and settle or adjust them at no expense to Secured Party hereunder, but no discount, credit or allowance other than on normal trade terms in the ordinary course of business as presently conducted shall be granted to any customer or account debtor and no returns of merchandise or other goods shall be accepted by Debtor without Secured Party's consent (such consent not to be unreasonably withheld or delayed). Secured Party may, at all

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times upon the occurrence and during the continuation of such a default, settle or adjust disputes and claims directly with customers or account debtors for amounts and upon terms which Secured Party reasonably considers advisable.

         (d) All tangible Chattel Paper and Instruments shall be delivered to Secured Party or, if Secured Party consents (which consent may be withheld in the sole discretion of Secured Party) and subject to subsection 5(b)(i), such Chattel Paper and Instruments may be retained by Debtor but shall thereafter contain a legend acceptable to Secured Party indicating that such Chattel Paper or Instrument is subject to the security interest of Secured Party contemplated by this Agreement.

5. COLLECTION OF RECEIVABLES.

         (a) Except as otherwise provided in this Agreement, Debtor shall collect all of its Receivables and use the same to carry on its business in accordance with sound business practice and otherwise subject to the terms hereof. At the request of Secured Party, Debtor shall deliver to Secured Party all Instruments and Chattel Paper at any time constituting part of the Receivables (including any postdated checks), upon receipt by Debtor, together with any endorsements or assignments requested by Secured Party.

         (b) Upon the occurrence and during the continuation of an Event of Default, whether or not Secured Party has exercised any or all of its rights under other provisions of this Section 5, in the event Secured Party requests Debtor to do so, Debtor shall instruct all of its customers and account debtors to remit all payments in respect of its Receivables to a lockbox or lockboxes under the sole custody and control of Secured Party and which are maintained at post offices selected by Secured Party.

         (c) Upon the occurrence and during the continuation of any Event of Default hereunder, whether or not Secured Party has exercised any or all of its rights under other provisions of this Section 5, Secured Party or its designee may notify Debtor's customers and account debtors at any time that Receivables have been assigned to Secured Party or of Secured Party's security interest therein, and either in its own name, or Debtor's name, or both, demand, collect (including, without limitation, through a lockbox analogous to that described in Section 5(b) hereof), receive, receipt for, sue for, compound and give acquittance for any or all amounts due or to become due on Receivables, and in Secured Party's discretion file any claim or take any other action or proceeding which Secured Party may deem necessary or appropriate to protect and realize upon the security interest of Secured Party in the Receivables. Secured Party shall endeavor to provide contemporaneous notice of any of such actions to Debtor with respect to its customers, but the failure to do so shall not affect Secured Party's rights hereunder.

         (d) Any proceeds of Receivables or other Collateral transmitted to or otherwise received by Secured Party pursuant to any of the provisions of Sections 5(a) - 5(c) hereof during the existence of any Event of Default hereunder may be handled and administered by Secured Party in and through a remittance account or accounts maintained at Secured Party or by Secured Party at a commercial bank or banks selected by Secured Party (collectively the "Depositary Banks" and individually a "Depositary Bank"), and Debtor acknowledges that the maintenance of such remittance accounts by Secured Party is solely for Secured Party's convenience and that Debtor does not have any right, title or interest in such remittance accounts or any amounts at any time

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standing to the credit thereof. Secured Party may apply all or any part of any proceeds of Receivables or other Collateral received by it during the existence of any Event of Default hereunder from any source to the payment of the Obligations (whether or not then due and payable), such applications to be made in such amounts, in such manner and order and at such intervals as Secured Party may from time to time in its discretion determine. Secured Party need not apply or give credit for any item included in proceeds of Receivables or other Collateral until the Depositary Bank has received final payment therefor at its office in cash or final solvent credits current at the site of deposit acceptable to Secured Party and the Depositary Bank as such. However, if Secured Party does permit credit to be given for any item prior to a Depositary Bank receiving final payment therefor and such Depositary Bank fails to receive such final payment or an item is charged back to Secured Party or any Depositary Bank for any reason, Secured Party may at its election in either instance charge the amount of such item back against any such remittance accounts or any account of Debtor maintained with Secured Party, together with interest thereon at the Default Rate. Concurrently with each transmission of any proceeds of Receivables or other Collateral to any such remittance account, upon Secured Party's request, Debtor shall furnish Secured Party with a report in such form as Secured Party shall reasonably require identifying the particular Receivable or such other Collateral from which the same arises or relates. Debtor hereby indemnifies Secured Party from and against all liabilities, damages, losses, actions, claims, judgments, and all reasonable costs, expenses, charges and attorneys' fees suffered or incurred by Secured Party because of the maintenance of the foregoing arrangements; provided, however, that Debtor shall not be required to indemnify Secured Party for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Person seeking to be indemnified. Secured Party shall have no liability or responsibility to Debtor for Secured Party or any other Depositary Bank accepting any check, draft or other order for payment of money bearing the legend "payment in full" or words of similar import or any other restrictive legend or endorsement whatsoever or be responsible for determining the correctness of any remittance.

6. SPECIAL PROVISIONS FOR INVENTORY AND EQUIPMENT.

         (a) Debtor shall at its own cost and expense maintain, keep and preserve its Inventory in good and merchantable condition and keep and preserve its Equipment in good repair, working order and condition, ordinary wear and tear excepted, and, without limiting the foregoing, make all necessary and proper repairs, replacements and additions to its Equipment so that the efficiency thereof shall be fully preserved and maintained.

         (b) Debtor may, until an Event of Default has occurred and is continuing and thereafter until otherwise notified by Secured Party, use, consume and sell the Inventory in the ordinary course of its business, but a sale in the ordinary course of business shall not under any circumstance include any transfer or sale in satisfaction, partial or complete, of a debt owing by Debtor.

         (c) Debtor may, until an Event of Default has occurred and is continuing and thereafter until otherwise notified by Secured Party, sell or otherwise dispose of any Equipment to the extent permitted by this Agreement or any other document, agreement or instrument between Debtor and Secured Party.

         (d) As of the time any Inventory or Equipment of Debtor becomes subject to the security interest provided for hereby and at all times thereafter, Debtor shall be deemed to have warranted as to any and all of such Inventory and Equipment that all warranties of Debtor set forth in this Agreement are true and correct with respect to such Inventory and Equipment; that all of such Inventory and Equipment is located at, or in transit to, a Permitted Collateral Location or at a job site where installation is to take place. Debtor warrants and agrees that none of its Inventory is or will be consigned to any other Person or entity without Secured Party's prior written consent.

         (e) Upon Secured Party's request, Debtor shall at its own cost and expense cause the Lien of Secured Party in and to any portion of its Collateral subject to a certificate of title law to be duly noted on such certificate of title or to be otherwise filed in such manner as is prescribed by law in order to perfect such Lien and will cause all such certificates of title and evidences of Lien to be deposited with Secured Party.

         (f) Except for Equipment from time to time located on the Real Property or subject to a mortgage, deed of trust or other like instrument in favor of Secured Party, none of the Equipment is or will be attached to real estate in such a manner that the same may become a fixture.

         (g) If any of the Inventory is at any time evidenced by a document of title, such document shall be promptly delivered by Debtor to Secured Party.

7. SPECIAL PROVISIONS FOR INVESTMENT PROPERTY AND DEPOSITS.

         (a) Unless and until an Event of Default has occurred and is continuing and thereafter until notified to the contrary by Secured Party pursuant to
Section 9(c) hereof:

                  (i) Debtor shall be entitled to exercise all voting and/or consensual powers pertaining to its Investment Property or any part thereof, for all purposes not inconsistent with the terms of this Agreement and any document, agreement or instrument evidencing or relating to any Obligation; and

                  (ii) Debtor shall be entitled to receive and retain all cash dividends paid upon or in respect of its Investment Property. Stock or other non-cash proceeds of Investment Property shall be delivered to Secured Party immediately upon receipt by Debtor.

         (b) Debtor shall not sell all or any part of the Investment Property without the prior written consent of Secured Party (which consent may be withheld in Secured Party's sole discretion).

8. POWER OF ATTORNEY. In addition to any other powers of attorney contained herein, Debtor hereby appoints Secured Party, its nominee, or any other Person whom Secured Party may designate as Debtor's attorney-in-fact, with full power after the occurrence of any Event of Default, to sign Debtor's name on verifications of Receivables and other Collateral; to send requests for verification of Collateral to other parties; to endorse Debtor's name on any checks, notes or other Instruments that may come into Secured Party's possession; to endorse the Collateral in blank or to the order of Secured Party or its nominee; to sign Debtor's name on any invoice or bill of lading relating to any Collateral, on claims to enforce collection of any Collateral, on notices to and drafts against customers and account debtors and other obligors, on schedules and assignments of Collateral, on notices of assignment and on public records; to notify the post office authorities to change the address for delivery of Debtor's mail to an address designated by Secured Party; to receive, open and dispose of all mail addressed to Debtor; and to do all things necessary to carry out and enforce its rights under this Agreement. Secured Party shall endeavor to provide contemporaneous notice of any of such actions to Debtor, but the failure to do so shall not affect Secured Party's rights hereunder. Debtor hereby ratifies and approves all acts of any such attorney and agrees that neither Secured Party nor any such attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than such Person's gross negligence or willful misconduct. Secured Party may file one or more financing statements disclosing its security interest in any or all of the Collateral without Debtor's signature appearing thereon, and Debtor also hereby grants Secured Party a power of attorney to execute any such financing statements, or amendments and supplements to financing statements, on behalf of Debtor without notice thereof to any Debtor. The foregoing powers of attorney, being coupled with an interest, are irrevocable until the Obligations have been fully and indefeasibly paid and satisfied.

9. DEFAULTS AND REMEDIES.

         (a) Upon the occurrence and during the continuation of any Event of Default, Secured Party shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether the UCC applies to the affected Collateral). Furthermore, Secured Party may, without demand and without advertisement, notice, hearing or process of law, all of which Debtor hereby waives to the maximum extent permitted by applicable law, at any time or times, sell and deliver any or all Collateral held by or for it at public or private sale, at any securities exchange or broker's board or at Secured Party's office or elsewhere, for cash, upon credit or otherwise, at such prices and upon such terms as Secured Party deems advisable, in its sole discretion. Upon the occurrence and during the continuation of any Event of Default, in addition to any other right or remedies set forth herein or by applicable law, Secured Party may by written demand direct any securities intermediary, commodities intermediary, or other financial intermediary at any time holding any Investment Property, or any issuer thereof, to deliver such Collateral, or any part thereof, to Secured Party and/or liquidate such Collateral, or any part thereof, and deliver the proceeds thereof to Secured Party. In the exercise of any such remedies, Secured Party may sell the Collateral as a unit even though the sales price thereof may be in excess of the amount remaining unpaid on the Obligations. In addition to all other sums due Secured Party hereunder, Debtor shall pay Secured Party all costs and expenses incurred by Secured Party, including reasonable attorneys' fees and court costs, in obtaining, liquidating or enforcing payment of Collateral or the Obligations or in the prosecution or defense of any action or proceeding by or against Secured Party or any Debtor concerning any matter arising out of or connected with this Agreement, the Collateral, the Loan Documents or any other document, agreement or instrument between Debtor and Secured Party, including, without limitation, any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code (or any successor statute). Any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to Debtor in accordance with Section 13(b) hereof at least 10 days before the time of sale or other event giving rise to the requirement of such notice; provided, however, no notification need be given to Debtor if Debtor has signed, after an Event of Default hereunder has occurred, a statement renouncing any right to notification of sale or other intended disposition. Secured Party shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the maximum extent permitted under applicable law, Debtor hereby waives all of its rights of redemption from any such sale. Secured Party may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale was postponed or Secured Party may further postpone such sale by announcement made at such time and place. In the event any of the Collateral shall constitute restricted securities within the meaning of any applicable securities laws, any disposition thereof in compliance with such laws shall not render the disposition commercially unreasonable. Secured Party has no obligation to prepare the Collateral for sale. Secured Party may sell or otherwise dispose of the Collateral without giving any warranties as to the Collateral or any part thereof, including disclaimers of any warranties of title or merchantability and the like, and Debtor acknowledges and agrees that the absence of such warranties shall not render the disposition commercially unreasonable.

         (b) Without in any way limiting the foregoing, upon the occurrence and during the continuation of any Event of Default hereunder, Secured Party shall have the right, in addition to all other rights provided herein or by law, to take physical possession of any and all of the Collateral and anything found therein, the right for that purpose to enter without legal process any premises where the Collateral may be found (provided such entry be done lawfully, without breach of the peace and without abridgment of applicable contractual restrictions), and the right to maintain such possession on Debtor's premises (Debtor hereby agreeing, to the extent it may lawfully and without abridgment of applicable contractual restrictions do so, to lease such premises without cost or expense to Secured Party or its designee if Secured Party so requests) or to remove the Collateral or any part thereof to such other places as Secured Party may desire. Upon the occurrence and during the continuation of any Event of Default hereunder, Secured Party shall have the right to exercise any and all rights with respect to all Deposit Accounts of Debtor, including, without limitation, the right to direct the disposition of the funds in each Deposit Account and to collect, withdraw and receive all amounts due or to become due or payable under each such Deposit Account. Upon the occurrence and during the continuation of any Event of Default hereunder, Debtor shall, upon Secured Party's demand, promptly assemble the Collateral and make it available to Secured Party at a place designated by Secured Party. If Secured Party exercises its right to take possession of the Collateral, Debtor shall also at its expense perform any and all other steps requested by Secured Party to preserve and protect the security interest hereby granted in the Collateral, such as placing and maintaining signs indicating the security interest of Secured Party, appointing overseers for the Collateral and maintaining Collateral records.

         (c) Without in any way limiting the foregoing, and in addition to and not in limitation of the pledges referred to in Section 7 hereof, upon the occurrence and during the continuation of any Event of Default at any time when any Obligation is, or has been declared to be, due and payable, all rights of Debtor to exercise the voting and/or consensual powers which it is entitled to exercise pursuant to Section 7(a)(i) hereof and/or to receive and retain the distributions which it is entitled to receive and retain pursuant to Section 7(a)(ii) hereof, shall, at the option of Secured Party, cease and thereupon become vested in Secured Party, which, in addition to all other rights provided herein or by law, shall then be entitled solely and exclusively to exercise all voting and other consensual powers pertaining to the Investment Property (including, without limitation, the right to deliver notice of control with respect to any Investment Property held in a securities account or commodity account) and deliver all entitlement orders with respect thereto and/or to receive and retain the distributions which Debtor would otherwise have been authorized to retain pursuant to Section 7(a)(ii) hereof and shall then be entitled solely and exclusively to exercise any and all rights of conversion, exchange or subscription or any other rights, privileges or options pertaining to any Investment Property as if Secured Party were the absolute owner thereof including, without limitation, the rights to exchange, at its discretion, any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other readjustment of the respective issuer thereof or upon the exercise by or on behalf of any such issuer or Secured Party of any right, privilege or option pertaining to any Investment Property and, in connection therewith, to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as Secured Party may determine.

         (d) Without in any way limiting the foregoing, Debtor hereby grants to Secured Party a royalty-free irrevocable license and right to use all of Debtor's patents, patent applications, patent licenses, trademarks, trademark registrations, trademark licenses, trade names, trade styles, and similar intangibles in connection with any foreclosure or other realization by Secured Party on all or any part of the Collateral to the extent permitted by law (to the extent not prohibited by the terms of the contracts creating Debtor's rights in the foregoing). The license and right granted Secured Party hereby shall be without any royalty or fee or charge whatsoever.

         (e) Failure by Secured Party to exercise any right, remedy or option under this Agreement or any other document, agreement or instrument between Debtor and Secured Party or provided by law, or delay by Secured Party in exercising the same, shall not operate as a waiver; and no waiver shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated. Neither Secured Party, nor any party acting as attorney for Secured Party, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than and to the extent of their gross negligence or willful misconduct. The rights and remedies of Secured Party under this Agreement shall be cumulative and not exclusive of any other right or remedy which Secured Party may have.

         (f) Supremacy Clause. By its acceptance hereof, Secured Party acknowledges that its rights and remedies hereunder are subject to the Senior Loan, as set forth in the Intercreditor Agreement.

10. APPLICATION OF PROCEEDS. The proceeds of the Collateral at any time received by Secured Party upon the occurrence and during the continuation of any Event of Default shall, when received by Secured Party in cash or its equivalent, be applied by Secured Party in reduction of, or held as collateral security for, the Obligations, in the order set forth in the Loan Agreement. Debtor shall remain liable to Secured Party for any deficiency. Any surplus remaining after the full payment and satisfaction of the Obligations shall be returned to Secured Party or to whomsoever it designates.

11. CONTINUING AGREEMENT. This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Obligations, both for principal and interest, have been fully and indefeasibly paid and satisfied. Upon such termination of this Agreement, Secured Party shall, upon the request and at the expense of Debtor, forthwith release its security interest hereunder.

12. MISCELLANEOUS.

         (a) This Agreement cannot be changed or terminated orally. This Agreement shall create a continuing Lien on the Collateral and shall be binding upon Debtor, its successors and assigns and shall inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors and permitted assigns; provided, however, that Debtor may not assign its rights or delegate its duties hereunder without Secured Party's prior written consent, which may be withheld in Secured Party's sole discretion. Without limiting the generality of the foregoing, and subject to the provisions of any document, agreement or instrument between Debtor and Secured Party, Secured Party may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise.

         (b) Any notice, report, demand, approval or other instrument authorized or required by this Agreement to be given or furnished shall be in writing and shall be deemed given or furnished when given or furnished as set forth in the Loan Agreement.

         (c) In the event that any provision hereof shall be deemed to be invalid or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provision, but only as to such jurisdictions where such law or interpretation is operative, and the invalidity or unenforceability of such provision shall not affect the validity of any remaining provisions hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect.

         (d) The Lien herein created and provided for stand as direct and primary security for the Obligations arising under or otherwise relating to the Guaranty and any of the other Obligations secured hereby. Debtor acknowledges that the Lien hereby created and provided are absolute and unconditional and shall not in any manner be affected or impaired by any acts of omissions whatsoever of Secured Party or any other holder of any Obligations, and without limiting the generality of the foregoing, the Lien hereunder shall not be impaired by any acceptance by Secured Party of any other security for (or guarantors upon) any of the Obligations or by any failure, neglect or omission on the part of Secured Party or any other holder of any Obligations to realize upon or protect any of the Obligations or any collateral or security therefor (including, without limitation, impairment of collateral or failure to perfect security interest in collateral). The Lien granted herein shall not in any manner be impaired or affected by (and Secured Party, without notice to anyone, is hereby authorized to make from time to time) any surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in or modification, or any pledge, sale or other disposition of any of the Obligations or of any collateral or security therefor, or of any guaranty thereof, or of any instrument or agreement setting forth the terms and conditions pertaining to any of the foregoing until the Obligations have been fully paid and satisfied. Furthermore, all of the waivers set forth in the Guaranty are hereby incorporated herein by reference. In order to realize hereon and to exercise the rights granted Secured Party hereunder and under applicable law, there shall be no obligation on the part of Secured Party or any other holder of any Obligations at any time to first resort for payment to resort to any particular collateral, security, property, Liens or any other rights or remedies whatsoever, or any guaranty, and Secured Party shall have the right to enforce this Agreement against Debtor or any of its Collateral irrespective of whether or not other proceedings or steps seeking resort to or realization upon or from any of the foregoing are pending.

         (e) This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each constituting an original, but all together one and the same agreement.

         (f) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New YORK, without regard to conflicts of laws principles (other than Section 5-1401 of the New York General Obligation Laws). The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

         (g) Jurisdiction; Waiver of Jury Trial; etc.

                  i. All disputes arising out of or relating to this Agreement and all actions to enforce this Agreement shall be adjudicated in the State courts of New York or the federal courts sitting in the City of New York, or the courts of the District of Montreal and Province of Quebec (and for purposes of any action in Canada, Section 2(k) to Schedule I to the Loan Agreement is hereby incorporated herein by reference) and Debtor and (by its acceptance hereof) Secured Party each hereby irrevocably submits to the jurisdiction of such courts in any suit, action or proceeding arising out of or relating to this Agreement or in any action to enforce this Agreement. So far as is permitted under applicable law, this consent to personal jurisdiction shall be self-operative and no further instrument or action, other than service of process in one of the manners specified in this section, or as otherwise permitted by law, shall be necessary in order to confer jurisdiction over Debtor and/or Secured Party in any such court.

                  ii. Provided that service of process is effected upon Debtor or Secured Party in one of the manners hereafter specified or as otherwise permitted by law, Debtor and (by its acceptance hereof) Secured Party irrevocably waives, to the fullest extent permitted by law, and agrees not to assert, by way of motion, as a defense or otherwise (i) any objection which it may have or may hereafter have to the laying of the venue of any such suit, action or proceeding brought in any court which is mentioned in this section or (ii) any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. Provided that service of process is effected upon Debtor in one of the manners specified in this section or as otherwise permitted by law, Debtor agrees that any final judgment from which Debtor has not or may not appeal or further appeal in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon Debtor and may, so far as is permitted under the applicable law, be enforced in any domestic or foreign courts to the jurisdiction of which Debtor is subject.

                  iii. Debtor and (by its acceptance hereof) Secured Party hereby consents to process being served in any suit, action or proceeding relating to this Agreement either by (i) the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to Debtor and Secured Party, as applicable, at the address referenced in Section 12(b) hereof or (ii) personal delivery of a copy thereof to Debtor and Secured Party, as applicable, on a Business Day at the address referenced in Section 12(b) hereof.

                  iv. Nothing in this Section shall affect the right of Secured Party or Debtor to serve process in any manner permitted by law or limit the right of Secured Party pursuant to applicable law to bring proceedings against the other in the courts of any jurisdiction or jurisdictions.

                  v. DEBTOR AND, BY ITS ACCEPTANCE HEREOF, SECURED PARTY HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

             [The remainder of this page intentionally left blank.]

         IN WITNESS WHEREOF, the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.



                                        DEBTOR:

                                        ADSERO CORP.

                                        By: /s/ William Smith
                                            -----------------
                                            Name: William Smith
                                            Title:

                                   SCHEDULE A

                        CORPORATE INFORMATION/ LOCATIONS


   NAME OF DEBTOR,
  FEDERAL TAX I.D.
    NUMBER, AND
       STATE                                      ADDITIONAL
   IDENTIFICATION      CHIEF EXECUTIVE            PLACE OF      JURISDICTION OF
       NUMBER)             OFFICE                 BUSINESS       ORGANIZATION
 ------------------    -----------------------    ----------    ---------------

 ADSERO CORP.          2085 Hurontario Street,
 EIN:  65-0602729      Suite 300, Mississauga,
 Delaware Corp. No.    Ontario
 2517749               L5A 4G1                                     Delaware

                                   SCHEDULE B

                          INTELLECTUAL PROPERTY RIGHTS

                                      NONE